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                               Janus Income Funds
                           Janus Flexible Income Fund

                       Supplement Dated December 31, 2002
                     to Prospectus Dated February 25, 2002
                as Supplemented April 3, 2002 and June 19, 2002

On December 13, 2002, Janus Investment Fund (the "Trust") filed an amendment to its registration statement. It is anticipated that the amendment will be effective on February 28, 2003 and, in that event, the following changes will be implemented:

1. Janus Flexible Income Fund will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years.

2. Janus Flexible Income Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

Potential investors in the Fund should consider this information in making a long-term investment decision.